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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): AUGUST 14, 2002


                                    EGL, INC.
             (Exact name of registrant as specified in its charter)



                 TEXAS                                 000-27288                             76-0094895
     (State or other jurisdiction                     (Commission                           (IRS Employer
           of incorporation)                         File Number)                        Identification No.)



        15350 VICKERY DRIVE, HOUSTON, TEXAS                           77032
     (Address of principal executive offices)                       (Zip Code)




       Registrant's telephone number, including area code: (281) 618-3100


                                       1

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ITEM 7.  EXHIBITS

         (c ) Exhibits

                  99.1  Transmittal Letter
                  99.2  Certification of Chief Executive Officer
                  99.3  Certification of Chief Financial Officer
                  99.4 Oath of James R. Crane, Chief Executive Officer, pursuant to Securities and Exchange Commission Order No. 4-460
                  99.5 Oath of Elijio V. Serrano, Chief Financial Officer, pursuant to Securities and Exchange Commission Order No. 4-460


ITEM 9.  REGULATION FD DISCLOSURE

                  The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD by EGL, Inc. (the "Company" or "EGL"). Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by EGL under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by EGL, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of EGL or any of its affiliates.

                  On August 14, 2002, each of the Principal Executive Officer, James R. Crane, and Principal Financial Officer, Elijio V. Serrano, of EGL, Inc. submitted to the Securities and Exchange Commission, as correspondence attached to the Company's Quarterly Report on Form 10-Q, certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                  A copy of the transmittal letter and each of these certifications is attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

                  On August 14, 2002, each of the Principal Executive Officer, James R. Crane, and Principal Financial Officer, Elijio V. Serrano, of EGL, Inc. submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

                  A copy of each of these statements is attached hereto as
Exhibit 99.4 and Exhibit 99.5.

                                       2
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 14, 2002                     EGL, INC.



                                           By: /s/ ELIJIO V. SERRANO
                                               -----------------------
                                               Elijio V. Serrano
                                               Chief Financial Officer




                                       3
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                                 EXHIBIT INDEX

                  99.1  Transmittal Letter
                  99.2  Certification of Chief Executive Officer
                  99.3  Certification of Chief Financial Officer
                  99.4 Oath of James R. Crane, Chief Executive Officer, pursuant to Securities and Exchange Commission
                        Order No. 4-460
                  99.5 Oath of Elijio V. Serrano, Chief Financial Officer, pursuant to Securities and Exchange Commission
                        Order No. 4-460